                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             QUALITY SYSTEMS, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                      LOGO
                            OF QUALITY SYSTEMS, INC.

                             QUALITY SYSTEMS, INC.
                             17822 EAST 17TH STREET
                            TUSTIN, CALIFORNIA 92680

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 6, 1995

To the Shareholders of Quality Systems, Inc.

  The Annual Meeting of Shareholders of Quality Systems, Inc. (the "Company") will be held at The Center Club, 650 Town Center Drive, Costa Mesa, California, on Wednesday, September 6, 1995, at 2:30 P.M. Pacific Time, for the following purposes:

    1. To elect seven (7) persons to serve as directors of the Company until the next annual meeting and until their successors are elected. The nominees for election to the Board of Directors are named in the attached Proxy Statement, which is a part of this Notice.

    2. To ratify the appointment of Deloitte & Touche LLP as independent public auditors of the Company for the fiscal year ending March 31, 1996.

    3. To transact such other business as may properly come before the Annual Meeting.

  Only shareholders of record at the close of business on July 12, 1995, are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting.

  All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person, if you wish.

                                          By Order of the Board of Directors,

                                            QUALITY SYSTEMS, INC.
                                              /s/ Janet M. Razin
                                                Janet M. Razin
                                              Vice President and
                                             Corporate Secretary


Tustin, California
July 25, 1995

                             QUALITY SYSTEMS, INC.
                             17822 EAST 17TH STREET
                            TUSTIN, CALIFORNIA 92680

                               ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 6, 1995

                               ----------------

                                PROXY STATEMENT

                               ----------------

                            SOLICITATION OF PROXIES

  The accompanying proxy is solicited by the Board of Directors of Quality Systems, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held on Wednesday, September 6, 1995, and at any and all adjournments thereof. All shares represented by each properly executed and unrevoked proxy received in time for the meeting will be voted in the manner specified therein. Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the meeting and voting in person by the person executing the proxy.

  This proxy statement is being mailed to the Company's shareholders on or about July 25, 1995. The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. All such further solicitations will be made by the Company's regular employees who will not receive additional compensation for the solicitation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

  Only holders of record of the 4,535,866 shares of the Company's Common Stock outstanding at the close of business on July 12, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A majority of the shares, represented in person or by proxy, will constitute a quorum for the transaction of business. All proxies delivered to the Company will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters. Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date, except that all shareholders have cumulative voting rights and in the event any shareholder gives notice at the Annual Meeting, prior to the voting, of an intention to cumulate his or her votes in the election of directors, then all shareholders entitled to vote at the Annual Meeting may cumulate their votes in the election of directors. Cumulative voting means that a shareholder has the right to give any one candidate whose name has been properly placed in nomination prior to the voting a number of votes equal to the number of directors to be elected, multiplied by the number of shares such shareholder would otherwise be entitled to vote, or to distribute such votes on the same principle among as many nominees (up to the number of persons to be elected) as the shareholder may wish.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth as of July 12, 1995, certain information as to the number of shares of Common Stock owned, beneficially and of record, by each director, each named executive officer and each person who is known by the Company to own more than five percent of the outstanding shares of Common Stock of the Company, and by all directors and officers of the Company as a group. Except as otherwise indicated, beneficial ownership includes both voting power and investment power.

                                                 NUMBER OF SHARES  PERCENT OF
                                                 OF COMMON STOCK  COMMON STOCK
                                                   BENEFICIALLY   BENEFICIALLY
              NAME OF BENEFICIAL OWNER                OWNED          OWNED
              ------------------------           ---------------- ------------
      Sheldon Razin(1)(2)                           2,386,220        52.60%
      Ahmed Hussein(3)                                394,400         8.70%
      Graeme Frehner(2)                               285,554         6.30%
      John Bowers, M.D.(2)                             81,230         1.80%
      Robert Beck(2)                                   29,622          (5)
      Donn Neufeld(2)                                  23,100(4)       (5)
      Greg Flynn(2)                                    23,030(4)       (5)
      George Bristol(2)                                13,500          (5)
      Abe LaLande(2)                                   12,500(4)       (5)
      William Bowers(2)                                10,000          (5)
      Gordon Setran(2)                                  5,000          (5)
      All directors and officers as a group (13
       persons, including those named above)        2,874,881(4)     62.10%

- --------
(1) The designated shares are owned of record by Sheldon Razin, the husband of Janet Razin, who is also a director and officer of the Company. Mrs. Razin disclaims beneficial ownership with respect to these shares.
(2) The address of each of these persons is c/o Quality Systems, Inc., 17822 East 17th Street, Tustin, California 92680.
(3) As reflected in the schedule 13D as filed with the Securities and Exchange Commission. Mr. Hussein's address is 401 E. 34th Street, Apt. #N-25A, New York, NY 10016.
(4) Includes shares of Common Stock subject to stock options which are currently exercisable or may become exercisable within 60 days after July 12, 1995, and are, respectively, as follows: Mr. Beck, 29,500; Mr. Flynn, 21,000; Mr. LaLande, 12,500; Mr. Neufeld, 21,000; and all directors and officers as a group, 89,125 shares.
(5) Less than one percent.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

  Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. The full Board consists of seven directors. Certain information with respect to the seven nominees for election as directors is set forth below. All of the nominees are now serving as directors and were elected to their present terms of office by the shareholders. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other persons as may be designated by the Company's Board of Directors.

  Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominees presented below. However, discretionary authority to cumulate votes represented by proxies and to cast such votes for any or all of the nominees named below is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed proxy to cumulate votes represented by proxies in accordance with their best judgment for individual nominees in order to assure the election of as many of the nominees to the Board of Directors as possible.

  In the election of directors, assuming a quorum is present, the seven nominees receiving the highest number of votes cast at the meeting will be elected directors. As a result, proxies voted to "Withhold Authority" and broker non-votes will have no practical effect upon the election of directors, although proxies specifying "Withhold Authority" will be counted for purposes of determining whether a quorum is present, as would proxies delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

  YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

                                                                         FIRST YEAR
                                                                           BECAME
 NOMINEE'S NAME       AGE              PRINCIPAL OCCUPATION               DIRECTOR
 --------------       ---              --------------------              ----------
Sheldon Razin         57        Chairman of the Board of Directors          1974
                                 and President of the Company
Janet Razin           55        Vice President and Corporate                1974
                                 Secretary of the Company
Graeme Frehner        56        Vice President--Software of the             1982
                                 Company
John Bowers, M.D.     57        Chief Executive Officer                     1987
                                 Heart Institute of Nevada
George Bristol        46        Director of Corporate Finance               1982
                                 Ernst & Young
Gordon Setran         73        Retired                                     1982
William Bowers        66        Retired, Chairman of the Board              1989
                                 MSI Data Corporation

  SHELDON RAZIN is the founder of the Company and has served as Chairman of the Board of Directors and President and/or Chief Executive Officer since the Company's inception, and as Treasurer from the Company's inception until October 25, 1982. Prior to founding the Company, he held various technical and managerial positions with Rockwell International Corporation and was a founder of the Company's predecessor, Quality Systems, a sole proprietorship engaged in the development of software for commercial and space applications and in management consulting work. Mr. Razin holds a B.S. degree in mathematics from the Massachusetts Institute of Technology.

  JANET RAZIN has served as a Director and Secretary of the Company since its inception and served as the Company's controller until November 1981. She served as Vice President--Chief Financial Officer from October 1982 until October 1984. Prior to joining the Company, she was a computer programmer for Rockwell International Corporation. Mrs. Razin holds a B.A. degree in mathematics from Northeastern University. Mrs. Razin is the wife of Sheldon Razin.

  GRAEME FREHNER, a co-founder of the Company, is responsible for the Company's software development, and has served as a Director since November 17, 1982. He was elected as the Company's Vice President--Software on October 25, 1982. He joined Quality Systems, the Company's predecessor, shortly after it was founded. Prior to that time, he held a number of technical, managerial and consulting positions with Planning Research Corporation and with Autonetics, formerly a division of North American Aviation and currently a division of Rockwell International Corporation. Mr. Frehner holds a B.S. degree from Brigham Young University.

  JOHN BOWERS, M.D., was elected as a Director on June 11, 1987, and is the founder and Chief Executive Officer of the Heart Institute of Nevada, a major freestanding Cardiac Catheterization and Diagnostic Center. In 1970, Dr. Bowers moved to Las Vegas, Nevada to associate with Dr. P. R. Akre, who organized the first catheterization laboratory in Nevada. He subsequently became Director of Cardiology at Sunrise Hospital and Valley Hospital. On June 1, 1975, he founded Cardiology Associates of Nevada, John A. Bowers, M.D., FACC, a professional corporation, and the forerunner of the Heart Institute of Nevada. Prior to 1970, Dr. Bowers practiced cardiology in Santa Paula, California, after serving in the Air Force at Vandenberg Air Force Base, California and Wright-Patterson Air Force Base, Dayton, Ohio. Dr. Bowers graduated from Indiana University School of Medicine in 1960.

  GEORGE BRISTOL, who has served as a Director since November 17, 1982, has been a Director of Corporate Finance for Ernst & Young, since February 1992. The firm is an international professional services firm. Mr. Bristol was a Managing Director with the investment banking firms of Dean Witter Reynolds Inc. from September 1989 to February 1992 and Prudential-Bache Securities, Inc., after an association of more than eight years, until September 1989. Prior to joining Prudential-Bache Securities, Inc., Mr. Bristol served as a Vice President of Blyth Eastman Paine Webber Incorporated, an investment banking firm. He holds a B.A. degree from the University of Michigan and an M.B.A. degree from the Harvard Business School.

  GORDON SETRAN has served as a Director since November 17, 1982, and was a Vice President of California Federal Savings & Loan Association from 1975 until his retirement in December 1985. Mr. Setran was a co-founder, President and director of First Federal Savings & Loan Association of Corona which was acquired by California Federal Savings & Loan Association in 1975.

  WILLIAM BOWERS was elected as a Director on June 14, 1989. He was co-founder and Chairman of MSI Data Corporation, a leading manufacturer of "on-the-move" hand-held data collection systems, headquartered in Costa Mesa, California. Founded in 1967, MSI was a public company until it was acquired by Symbol Technologies, Inc. in 1988. Mr. Bowers is also a director of EECO, Inc. and D. H. Technology, two publicly-owned companies. Mr. Bowers has two Bachelors degrees; one in Marketing from USC in 1951, and another in Electrical Engineering from UCLA in 1958.

  Mr. Razin is a control person of the Company by virtue of his positions with the Company and his ownership of 52.6% of the outstanding shares of Common Stock of the Company.

  Except for Sheldon Razin and Janet Razin, who are husband and wife, there are no family relationships between any of the directors, the nominees for election as directors or the executive officers of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Under the securities laws of the United States, the directors and officers of the Company and any person who owns more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and The Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any late filings during the fiscal year ended March 31, 1995. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company for the fiscal year ended March 31, 1995, all of these reports were timely filed.

BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

  During the fiscal year ended March 31, 1995, the Board of Directors held six meetings. Each director attended 90% or more of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors on which he served that were held during the fiscal year.

  The Board of Directors has an Audit Committee consisting of Messrs. Setran, Bristol, and William Bowers and Dr. John Bowers, all of whom are non-employee directors of the Company. The duties of the Audit Committee include meeting with the independent auditors of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent auditors' performance and makes recommendations to the Board of Directors as to whether the auditing firm should be retained by the Company for the ensuing fiscal year. In addition, the Audit Committee reviews the Company's internal accounting and financial controls and reporting systems practices. During the fiscal year ended March 31, 1995, the Audit Committee held four meetings.

  There are currently no other standing committees of the Board of Directors.

  Directors of the Company who are also employees of the Company are not compensated for their services as directors or committee members. Directors of the Company who are not also employees receive a fee of $2,500 per year for serving on the Board of Directors. Directors who serve on a committee of the Board of Directors receive an annual fee of $1,000 and a fee of $250 for each committee meeting attended, together with reasonable expenses of attendance at committee meetings.

                       COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth compensation received for the three fiscal years ended March 31, 1995 by the CEO and the four other highest paid executive officers of the Company whose aggregate total annual salary and bonus exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                ANNUAL COMPENSATION
                      ----------------------------------------------
                                                                        ALL OTHER
     NAME AND                                     OTHER ANNUAL         COMPENSATION
PRINCIPAL POSITION    YEAR      SALARY($)      COMPENSATION ($)(1)        ($)(2)
- ------------------    ----      ---------      -------------------     ------------
Sheldon Razin         1995     213,750               --                   2,873
CEO, President        1994     180,000             23,372                 2,235
                      1993     180,000             19,518                 1,172
Robert Beck           1995     156,996               --                   2,740
Executive             1994     156,996               --                   2,478
Vice President        1993     148,054               --                     728
Greg Flynn            1995     108,929               --                   1,224
Vice President        1994      97,152               --                     945
Administration        1993      89,760               --                     139
Abe LaLande           1995     105,000               --                   1,185
Vice President        1994     105,000               --                   1,670
R & D-Hardware        1993     105,000               --                     419
Donn Neufeld          1995     104,250               --                   1,178
Vice President        1994      96,000               --                     800
Operations            1993      96,000               --                     799

- --------
(1) This column reflects perquisite compensation for the named individuals. For the fiscal year ended March 31, 1995, the aggregate perquisite compensation for no executive exceeded the lesser of $50,000 or 10% of his total salary and bonus and no individual perquisite received by a named officer exceeded 25% of the aggregate value of all perquisites received by that named officer.

(2) This column reflects amounts attributable to Company contributions to the Company's Deferred Compensation Plan and income attributable to the provision of additional life insurance for the named individuals. For fiscal year ended March 31, 1995 such amounts were, respectively, as follows: Mr. Razin, $2,138 and $735; Mr. Beck $1,570 and $1,170; Mr. Flynn $1,089 and $135; Mr. LaLande, $1,050 and $135; Mr. Neufeld, $1,043 and
    $135.

                                 OPTION GRANTS

  No options were granted to the Named Officers in fiscal 1995.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table provides information on option exercises in fiscal 1995 by the Named Officers as of March 31, 1995.

                                                                                 VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED     IN-THE-MONEY OPTIONS
                                                     OPTIONS AT MARCH 31, 1995   AT MARCH 31, 1995(1)
                         SHARES ACQUIRED    VALUE    ------------------------- -------------------------
NAME                     ON EXERCISE(#)  REALIZED($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ----                     --------------- ----------- ----------- ------------- ----------- -------------
Sheldon Razin...........          0        $     0          0            0       $    0       $    0
Robert Beck.............      8,000         22,875     10,750       37,500       18,813       65,625
Greg Flynn..............      2,000          3,125     15,500       26,500       28,375       47,625
Abe LaLande.............     10,000         24,375     12,500        7,500       20,313       12,188
Donn Neufeld............          0              0     13,500       24,500       22,875       42,625

- --------
(1) The closing price of the Company's Common Stock on March 31, 1995 on The Nasdaq National Market was $3.25. The dollar amounts shown reflect the value of options accumulated over a four year period.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                                (PROPOSAL NO. 2)

  The Board of Directors of the Company appointed the firm of Deloitte & Touche LLP as its independent auditors for the fiscal year ended March 31, 1995. The Board of Directors of the Company has also appointed Deloitte & Touche LLP to serve again as the Company's independent auditors for the fiscal year ending March 31, 1996, subject to ratification by the holders of a majority of the shares represented either in person or proxy at the Annual Meeting. In the event that the shareholders do not ratify the selection of Deloitte & Touche LLP as the Company's independent auditors, the selection of another independent auditing firm will be considered by the Board of Directors.

  Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions. The representatives of Deloitte & Touche LLP also will have the opportunity to make a formal statement, if they so desire.

                                 ANNUAL REPORT

  The Company's Annual Report containing audited financial statements for the fiscal years endedMarch 31, 1995 and 1994 accompanies this Proxy Statement but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                           PROPOSALS OF SHAREHOLDERS

  Pursuant to the rules of the Securities and Exchange Commission, proposals by shareholders which are intended to be presented at the Company's next Annual Meeting must be received by the Company by March 27, 1996, in order to be considered for inclusion in the Company's proxy materials.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

                                          By Order of the Board of Directors,

                                            QUALITY SYSTEMS, INC.

                                            /s/ Janet M. Razin
                                                Janet M. Razin
                                              Vice President and
                                             Corporate Secretary

Tustin, California
July 25, 1995

  SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1995, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS--QUALITY SYSTEMS, INC., 17822 EAST 17TH STREET, SUITE 102, TUSTIN, CALIFORNIA 92680.

- --------------------------------------------------------------------------------
PROXY                        QUALITY SYSTEMS, INC.
                      1995 ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 6, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Sheldon Razin, Graeme Frehner and Janet Razin, and each of them, individually, as attorneys and proxies, with full power of substitution, to represent the undersigned and to vote, as designated below, all the shares of Common Stock of Quality Systems, Inc. which the undersigned is entitled to vote at its Annual Meeting of Shareholders to be held at The Center Club,650 Town Center Drive, Costa Mesa, California, on Wednesday, September 6, 1995, at 2:30 P.M. Pacific Time, or at any adjournment thereof.

1. ELECTION OF DIRECTORS:

   [_] FOR all nominees listed below         [_] WITHHOLD AUTHORITY
       (except as marked to the                  to vote for all nominees
       contrary below)                           listed below

        Sheldon Razin, Janet Razin, Graeme Frehner, John Bowers, M.D.,
               George Bristol, Gordon Setran and William Bowers

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THE
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

    ------------------------------------------------------------------------

2. Ratification of Selection of Deloitte & Touche LLP as the Company's Independent Auditors:

                [_] FOR      [_] AGAINST      [_] ABSTAIN

3. In their discretion, upon other business which properly comes before the Meeting or any adjournment thereof.

       IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY.
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN,
SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE
REVERSE SIDE OF THIS PROXY AND "FOR" PROPOSAL 2. THIS PROXY CONFERS
DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

Dated: ............., 1995

                                                  -----------------------------
                                                   (Signature of Shareholder)


                                                  -----------------------------
                                                  Please sign your name
                                                  exactly as it appears
                                                  hereon. Executors,
                                                  administrators, guardians,
                                                  officers of corporations,
                                                  and others signing in a
                                                  fiduciary capacity should
                                                  state their full titles as
                                                  such.

                                                  WHETHER OR NOT YOU PLAN TO
                                                  ATTEND THE MEETING, YOU ARE
                                                  URGED TO SIGN AND RETURN
                                                  THIS PROXY, WHICH MAY BE
                                                  REVOKED AT ANY TIME PRIOR TO
                                                  ITS USE.
- --------------------------------------------------------------------------------